Deferred Revenue (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012
Current:
Advance from customers	$ 5,754	$ 6,179
Incentive offered to customers	449	790
Deferred revenue for SI service contracts with remaining PCS period within a year	339	504
Deferred revenue-current	6,542	7,473
Non-current:
Deferred revenue for SI service contracts with remaining PCS period longer than a year	135	255
Total	$ 6,677	$ 7,728